Exhibit 10.6
                      AMENDMENT NO. 1 TO SECURITY AGREEMENT

      This Amendment No. 1 (this "Amendment") to the Security Agreement, dated as of August 31, 2004 (the "Security Agreement"), by and among Gaming & Entertainment Group, Inc., a Utah corporation, Gaming & Entertainment Technology Pty Ltd., A.C.N. 091 098 985, and Cantor G&W (Nevada), L.P., is effective as of February 15, 2006 (the "Effective Date"). Capitalized terms used herein and not otherwise defined have the meanings set forth in the Security Agreement.

      Pursuant to Section 6.07 of the Security Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. Section 3.03 of the Security Agreement is hereby amended by adding the following sentence at the end thereof: "Notwithstanding the foregoing, the Security Interest shall be subordinated to any Collateral acquired by any Borrower subsequent to the Effective Date with the proceeds of any equity or debt issued by the Obligor or its subsidiaries."

      2. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. This Amendment (and such counterparts) may be executed by facsimile transmission.

      3. Except as expressly amended hereby, the Security Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

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      IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their authorized signatories as of the date first written above.

BORROWERS:

GAMING & ENTERTAINMENT GROUP, INC.,
a Utah corporation

By: /s/ Tibor N. Vertes
   -------------------------------------
    Tibor N. Vertes
    Chief Executive Officer

GAMING & ENTERTAINMENT TECHNOLOGY PTY LIMITED an Australian corporation

By: /s/ Tibor N. Vertes
   -------------------------------------
    Tibor N. Vertes
    Chief Executive Officer

SECURED PARTY:

CANTOR G&W (NEVADA), L.P.,
a Nevada limited partnership

By: /s/ Lee M. Amaitis
   -------------------------------------
    Lee M. Amaitis
    President

      [Signature page to Amendment No. 1, dated as of February 15, 2006, to Security Agreement between Gaming & Entertainment Group, Inc., Gaming &
      Entertainment Technology Pty Limited and Cantor G&W (Nevada), L.P.]